EXHIBIT 1 page 1 of 6

ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES

As of March 31, 2005

Entergy Corporation

Entergy Enterprises, Inc. (LA) (100%) (an authorized subsidiary)

Entergy Retail Holding Company (100%)(DE)(a new subsidiary)

Entergy Retail Texas, Inc. (100%)(DE)(a new subsidiary)

Entergy Solutions Supply Ltd. (1% GP)(TX)(an energy-related company)

Entergy Solutions Ltd. (1%)(TX GP)(an energy-related company)

Entergy Solutions Select Ltd. (TX)(1% GP)(an energy-related company)

Entergy Solutions Supply Ltd. (99% LP)(TX)(an energy-related company)

             Entergy Solutions Ltd. (99%)(TX)(an energy-related company)

Entergy Retail Louisiana LLC-A (100%)(DE)(a new subsidiary)

Entergy Solutions Management Services LLC (100%)(LA)(a new subsidiary)

Entergy Solutions Select Ltd. (TX)(99% LP)(an energy-related company)

    Entergy Select LLC (100%)(DE)(a new subsidiary)

   Entergy Solutions Select Ltd. (TX)(1% GP)(an energy-related company)

Entergy Ventures Holding Company, Inc. (DE)(100%)(a new subsidiary)

             SourceOne, Inc. (DE)(~15.9% non-voting preferred stock)(an energy-related company)

    Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)

Entergy Resources, Inc. (100%)(DE)(a new subsidiary)

Entergy Thermal, LLC (DE)(100%)(an energy-related company)

Entergy Solutions District Cooling LP (DE)(99.5% LP)(an energy-related company)

Entergy Solutions District GP, LLC (DE)(100%)(an energy-related company)

Entergy Solutions District Cooling LP (DE)(0.5% GP)(an energy-related company)

Entergy Operations Services, Inc. (DE)(100%) (an O&M subsidiary)

     EntergyKoontz, LLC (DE)(70%)(an O&M subsidiary)

 Entergy Operations Services North Carolina, Inc. (formerly Avery-Williams Builders, Inc.) (NC) (100%) (an O&M subsidiary)

EXHIBIT 1 page 2 of 6

Entergy Procurement Exchange Holding Corporation (100%) (DE) (a new subsidiary)

Pantellos Corporation (4.9%) (an exempt telecommunications company)

         Entergy Power Generation, LLC (DE) (3.7% of Class A voting common stock) (a new subsidiary)

         Entergy Power, Inc. (DE) (100%) (a public utility company)Entergy Nuclear Finance Holding,
         Inc. (100%)(DE)(a new subsidiary)

Entergy Nuclear Finance, LLC (100%)(DE)(a new subsidiary)

Entergy Nuclear, Inc. (DE)(100%) (an O&M subsidiary)

             Nu Start Energy Development LLC (12.5%)(a new subsidiary)

TLG Services, Inc. (CT)(100%)(an energy-related company)

Entergy Nuclear Potomac Company (DE)(100%)(an O&M subsidiary)

Entergy Nuclear PFS Company (DE)(100%)(an energy-related company)

Private Fuel Storage LLC (DE)(9.9%) (an energy-related company)Entergy Nuclear Services, LLC (DE) (100%) (an energy-related company)

    Entergy Nuclear Services, LLC (DE) (100%) (an energy- related company)

Entergy Nuclear Environmental Services, LLC (DE) (100%) (an energy-related company)

Entergy Nuclear Operation Services, LLC (DE) (100%) (an energy-related company)

Entergy Nuclear Holding Company #1 (DE)(75%) (a new subsidiary)

Entergy Nuclear Generation Company (DE)(100%) (an EWG)

             Entergy Nuclear New York Investment Company I (DE)(100%) (a new subsidiary)

Entergy Nuclear Indian Point, 3 LLC (DE)(100%)(an EWG)

Entergy Nuclear FitzPatrick, LLC (DE)(100%)(an EWG)

Entergy Nuclear Holding Company #2 (100%)(DE)(a new subsidiary)

Entergy Nuclear Operations, Inc. (100%)(DE)(an O&M subsidiary)

Entergy Nuclear Fuels Company (100%)(DE)(an O&M subsidiary)

Entergy Nuclear Holding Company (DE)(100%)(a new subsidiary)

Entergy Nuclear Holding Company #3, LLC (DE)(100%)(a new subsidiary)

Entergy Nuclear Investment Company, LLC (DE) (100%)(a new subsidiary)

   Entergy Nuclear Nebraska, LLC (DE)(100%)(an O&M subsidiary)

   Entergy Indian Point Peaking Facility, LLC (DE) (100%)(a new subsidiary)

   Entergy Nuclear Indian Point 2, LLC (DE)(100%)(an EWG)

 Entergy Nuclear Capital Management I, LLC (DE)(100%)(a new subsidiary)

EXHIBIT 1 page 3 of 6

Entergy Nuclear Vermont Investment Company, LLC (100%)(DE)(a new subsidiary)

Entergy Nuclear Vermont Yankee, LLC (100%)(DE)(an EWG)

Entergy Nuclear Capital Management II, LLC (DE)(100%)(a new subsidiary)

Entergy Technology Holding Company (DE)(100%) (an exempt telecommunications company)

Entergy Technology Company (DE)(100%) (an exempt telecommunications company)

Entergy International Holdings Ltd. (DE) (100%) (a new subsidiary)

Entergy Power Gas Holdings Corporation (100%)(DE)(a new subsidiary)

Entergy Power Gas Operations Corporation (100%)(DE)(a new subsidiary)

Top Deer Wind Ventures LLC (formerly EWO Wind, LLC) (DE)(1%)(a new subsidiary)

Warren Power, LLC (MS)(100%)(an EWG)

Entergy Asset Management, Inc. (DE)(0.01% of Class A voting common stock)(a new subsidiary)

Entergy Power International Holdings Corporation (DE)(4.1%)(a new subsidiary)

Entergy Global, LLC (100%)(AR)(a new subsidiary)

Entergy Nuclear Holding Company #1 (DE)(25%) (a new subsidiary)

Entergy Power Development Corporation (DE) (14%)(a new subsidiary)

Entergy Power Generation, LLC (DE)(100% Class B non-voting common stock)(a new subsidiary)

EWO GP LLC (DE)(100%)(an energy-related company)

EWO Marketing, LP (DE)(1% GP)(an energy-related company)

EWO Marketing, LP (DE)(99% LP)(an energy-related company)

Entergy Power International Holdings Corporation (DE)(95.9%)(a new subsidiary)

EK Holding III, LLC (DE)(100%)(a new subsidiary)

EKLP, LLC (DE)(50%)(a new subsidiary)

Entergy-Koch, LP (DE)(1%)(a new subsidiary)

Entergy Power Generation, LLC (DE)(96.3%)(a new subsidiary)

Entergy-Koch, LP (DE)(49.5%)(a new subsidiary)

Entergy-Koch Trading, LP (DE)(99%)(an energy-related company)

EKT,LLC (DE)(100%)(a new subsidiary)

Entergy-Koch Trading, LP (DE)(1%)(an energy-related company)

EGT Holding Ltd (Cayman)(100%)(a new subsidiary)

EWO Wind II, LLC (DE)(100%)(a new subsidiary)

                                       Top Deer Wind Ventures LLC (formerly EWO Wind, LLC)
                                       (DE)(49%)(a new subsidiary)

EXHIBIT 1 page 4 of 6

Northern Iowa Windpower LLC (DE) (100%) (an EWG)

                                            WindEnergy LP LLC (100%)(DE)(a new subsidiary)

                                               Llano Estacado Wind, LP (TX)(99%)(an EWG)

                                            WindEnergy GP LLC (100%)(DE) (a new subsidiary)

                                               Llano Estacado Wind, LP (TX)(1%)(an EWG)

    Entergy International Ltd., LLC (DE)(100%)(a new subsidiary)

  Entergy International Investments No. 2 Ltd LLC (DE) (100%)(a new subsidiary)

  Entergy UK Holdings, Ltd. (UK)(100%) (a new subsidiary)

     Entergy UK Ltd. (UK)(100%) (a new subsidiary

Entergy UK Enterprises Ltd. (DE)(100%) (a new subsidiary)

                                  Entergy Asset Management, Inc. (DE)(11.12% of Class A voting common stock)(a new subsidiary)

       Entergy Global Power Operations Corporation (DE)(100%)(a new subsidiary)

     Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M subsidiary)

     EN Services II Corporation (DE)(100%)(a new subsidiary)

   EN Services LP (TX)(1% GP)(an O&M subsidiary)

    Entergy Power Development Corporation (DE)(5%)(a new subsidiary)

      Entergy Global Trading Holdings, Ltd. (Cayman) (100%)(a new subsidiary)

    Entergy Power Gas Operations Corporation (DE)(5.94%)(a new subsidiary)

  Top Deer Wind Ventures LLC (formerly EWO Wind, LLC)(DE)(1%)(a new subsidiary)

      Entergy Power Development Corporation (DE) (81%) (a new subsidiary)

    Entergy Asset Management, Inc. (DE)(65.09% of Class A voting common stock)(a new subsidiary)

Entergy Investments Holding Company, Inc. (DE)(100%)(a new subsidiary)

EN Services LP (DE)(99% LP)(O&M)

                                  Entergy Power Ventures LP (DE)(99% LP)(an EWG)

    Entergy Power RS Holding Company LLC (DE)(100%)(a new subsidiary)

    Entergy Power RS LLC (DE)(100%)(an energy-related company)

                                  RS Cogen LLC (LA)(50%) (an energy-related company)

    Entergy Power BJE Holding Ltd. (Cayman)(100%)(a new subsidiary)

   Bom Jardim Energetica LTDA (Brazil)(99.99%)(a new subsidiary)

   Entergy Power BJE Ltd. (Cayman)(100%)(a new subsidiary)

EXHIBIT 1 page 5 of 6

 Bom Jardim Energetica LTDA (Brazil)(.01%)(a new subsidiary)

   Entergy Power Operations Holdings Ltd. (Cayman) (90.9%)(a new subsidiary)

Entergy Power Hull Ltd. (Cayman)(88.25%)(a new subsidiary)

Entergy Europe Operations Ltd. (UK)(57.545%)(a new subsidiary)

Damhead Finance LDC (Cayman) (99%) (a new subsidiary)

Damhead Finance (Netherlands Antilles) N.V. (99%)(a new subsidiary)

    Entergy Power Operations UK Ltd. (UK)(100%)(a new subsidiary)

    Entergy Power Properties (Kingsnorth) Ltd. (UK)(100%)(a new
    subsidiary)

  Entergy Power Damhead Creek Holding II, Ltd. (Cayman) (100%) (a new subsidiary)

Entergy Europe Operations Ltd. (United Kingdom) (42.454%)(a new subsidiary)

Entergy Power Hull, Ltd. (Cayman) (11.75%)(a new subsidiary)

Entergy Europe Operations Ltd. (United Kingdom) (57.545%) (a new subsidiary)

 Entergy Power Damhead FinCo LLC (DE) (100%) (a new subsidiary)

Entergy Power Damhead FinCo 1 (Cayman) (100%) (a new subsidiary)

Damhead Finance LDC (Cayman)(1%)(a new subsidiary)

    Damhead Finance (Netherlands Antilles) N.V. (1%)(a new subsidiary)

Entergy Power Operations Holdings Ltd. (Cayman) (9.1%)(a new subsidiary)

Entergy Power Europe Ltd. (DE) (100%) (a new subsidiary)

Entergy Power Bulgaria Ltd. (DE) (100%) (a new subsidiary)

Maritza East III Power Holding B.V. (Netherlands)(40%)(a FUCO)

   Maritza East III Power Company AD (Bulgaria)(73%)(a FUCO)

Entergy Power Netherlands B.V. (Netherlands)(100%)(a new subsidiary)

   Maritza East 3 Operating Company AD (Bulgaria)(73%)(a FUCO)

     Entergy Power Netherlands Company, B.V.(Dutch)(100%)(a new subsidiary)

                              Entergy Power Projects Italia S.r.L (Italy)(1%)(a new subsidiary)

   Entergy Power Services Italia S.r.L (Italy)(1%)(a new subsidiary)

EXHIBIT 1 page 6 of 6

   Entergy Power Development Italia S.r.L (Italy)(1%)(a new subsidiary)

   Sabinas Power Company B.V. (Dutch)(100%)(a new subsidiary)

Entergy Power Projects Italia S.r.L (Italy)(99%)(a new subsidiary)

Entergy Power Services Italia S.r.L (Italy)(99%)(a new subsidiary)

Entergy Power Development Italia S.r.L (Italy)(99%)(a new subsidiary)

EP Edegel, Inc. (DE) (100%)(a new subsidiary)

Entergy Asset Management, Inc. (DE)(22.74% of Class A voting common stock)(a new subsidiary)

Entergy Mississippi Turbine Company (DE)(100%)(a new subsidiary)

Entergy Power Maritza Holding Limited (Cyprus)(100%)(a new subsidiary)

Entergy Power E&C Holdings, LLC (DE)(100%)(a new subsidiary)

EntergyShaw LLC (DE)(50%)(an O&M subsidiary)

EntergyShaw Investments of Nevada LLC (DE)(100%)(an O&M subsidiary)

EntergyShaw Project Management LP (DE)(99% LP)(an O&M subsidiary)

EntergyShaw Investments of Texas LLC (DE)(100%)(an O&M subsidiary)

EntergyShaw Project Management LP (DE)(.9% GP)(an O&M subsidiary)

EntergyShaw General Management LLC (DE)(100%)(an O&M subsidiary)

EntergyShaw Project Management LP (DE)(.1% GP)(an O&M subsidiary)